SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.)

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                                Franklin Alternative Strategies Funds

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

A SERIES OF FRANKLIN ALTERNATIVE STRATEGIES FUNDS

One Franklin Parkway

San Mateo, California 94403-1906

IMPORTANT NOTICE OF INTERNET AVAILABILITY

OF INFORMATION STATEMENT

     This notice provides only an overview of the more complete Information Statement that is available to you on the Internet relating to the Franklin K2 Alternative Strategies Fund (the “Fund”), a series of Franklin Alternative Strategies Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement, available online at: https://www.franklintempleton.com/content-common/miscellaneous/newsletters/en_US/fa-letters/068_STMT_0120.pdf.

     The Information Statement describes recent changes involving the investment management of the Fund. The Fund seeks to achieve its investment goal by allocating its assets across multiple non-traditional or “alternative” strategies. The Fund is structured as a multi-manager fund (meaning the Fund’s assets are managed by multiple sub-advisors) and the Fund’s investment manager, K2/D&S Management Co., L.L.C. (“K2 Advisors”), has the ultimate responsibility, subject to oversight by the Trust’s Board of Trustees (the “Board”), to oversee the Fund’s sub-advisors and recommend their hiring, termination and replacement. K2 Advisors allocates the Fund’s assets among multiple sub-advisors who, as of the date of this notice and the Information Statement, are unaffiliated with K2 Advisors and who will implement one or more non-traditional or alternative investment strategies.

     Under an exemptive order from the U.S. Securities and Exchange Commission, K2 Advisors is permitted to appoint and replace both wholly owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors without obtaining prior shareholder approval, but subject to the approval of the Board. On May 22, 2019, the Board, on behalf of the Fund, approved two new sub-advisory agreements: one between K2 Advisors and Apollo Credit Management, LLC (“Apollo”), pursuant to which Apollo began managing an allocated portion of the Fund’s assets on November 22, 2019, and the other between K2 Advisors and Ellington Global Asset Management, L.L.C. (“Ellington”), pursuant to which Ellington began managing an allocated portion of the Fund’s assets on October 25, 2019. On October 22, 2019, the Board, on behalf of the Fund, approved a new sub-advisory agreement between K2 Advisors and Elementum Advisors, LLC (“Elementum”). Elementum has not yet begun managing an allocated portion of the Fund’s assets as of January 2, 2020.

     A more detailed description of Apollo, Ellington, and Elementum (each, a “New Sub-Advisor” and collectively, the “New Sub-Advisors”) and their respective investment operations,

information about the new sub-advisory agreements with the New Sub-Advisors, and the reasons the Board appointed the New Sub-Advisors, are included in the Information Statement.

     This Notice of Internet Availability of Information Statement is being mailed beginning on or about January 14, 2020, to shareholders of record of the Fund as of January 2, 2020. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the Notice of Internet Availability of Information Statement. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have this document householded, please call us at (800) 632-2301. The Information Statement will be available online until at least April 9, 2020. A paper or e-mail copy of the full Information Statement may be obtained, without charge, by contacting the Fund at (800) DIAL BEN /(800) 342-5236. If you would like to receive a paper or e-mail copy of the full Information Statement, you must request one.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

068 SHLTR 01/20

FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

A SERIES OF FRANKLIN ALTERNATIVE STRATEGIES FUNDS

One Franklin Parkway
San Mateo, California 94403-1906

INFORMATION STATEMENT

     This Information Statement describes recent changes involving the investment management of the Franklin K2 Alternative Strategies Fund (the “Fund”), a series of Franklin Alternative Strategies Funds (the “Trust”). As an in-person meeting held on May 22, 2019, the Trust’s Board of Trustees (the “Board” or the “Trustees”), on behalf of the Fund, approved two new sub-advisory agreements: (1) a sub-advisory agreement between K2/D&S Management Co., L.L.C. (“K2 Advisors”) and Apollo Credit Management, LLC (“Apollo”), pursuant to which Apollo began managing an allocated portion of the Fund’s assets on November 22, 2019 and (2) a sub-advisory agreement between K2 Advisors and Ellington Global Asset Management, L.L.C. (“Ellington”), pursuant to which Ellington began managing an allocated portfolio of the Fund’s assets on October 25, 2019. At an in-person meeting held on October 22, 2019, the Board, on behalf of the Fund, approved a new sub-advisory agreement between K2 Advisors and Elementum Advisors, LLC (“Elementum”), pursuant to which Elementum has not yet begun managing an allocated portion of the Fund’s assets as of January 2, 2020. Apollo, Ellington, and Elementum are collectively referred to herein as the “New Sub-Advisors,” and each, a “New Sub-Advisor.” The Fund seeks to achieve its investment goal by allocating its assets across multiple non-traditional or “alternative” strategies. K2 Advisors has the ultimate responsibility, subject to the oversight by the Board, to oversee the Fund’s sub-advisors and recommend their hiring, termination and replacement. K2 Advisors allocates the Fund’s assets among multiple sub-advisors who, as of the date of this Information Statement, are unaffiliated with K2 Advisors and who will implement one or more non-traditional or alternative investment strategies. The Fund is structured as a multi-manager fund. Under an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), K2 Advisors is permitted to appoint and replace both wholly owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements without obtaining prior shareholder approval, but subject to the approval of the Board (the “Manager of Managers Order”).

     This Information Statement is being made available via the internet beginning on or about January 14, 2020 to all shareholders of record of the Fund as of January 2, 2020 (the “Record Date”). The Information Statement will be available online at https://www.franklintempleton.com/content-common/miscellaneous/newsletters/en_US/fa-letters/068_STMT_0120.pdf until at least April 9, 2020. A paper or e-mail copy of this Information Statement may be obtained, without charge, by contacting the Fund at (800) DIAL BEN/(800) 342-5236.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

Why am I receiving this Information Statement?

     This Information Statement is being furnished to you by the Board to inform shareholders of recent changes in the investment management of the Fund. The Board, upon the recommendation of K2 Advisors, has approved three new sub-advisory agreements between K2 Advisors and each of Apollo, Ellington, and Elementum (each, a “New Sub-Advisory Agreement” and together, the “New Sub-Advisory Agreements”). This Information Statement provides details regarding the New Sub-Advisors, the New Sub-Advisory Agreements, and the reasons the Board appointed each New Sub-Advisor.

What is the Manager of Managers Structure?

     The Fund is structured as a multi-manager fund and K2 Advisors has the ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. K2 Advisors also, subject to the review and approval of the Board: sets the Fund’s overall investment strategy; evaluates, selects and recommends sub-advisors to manage all or a portion of the Fund’s assets; and implements procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Board, K2 Advisors allocates and, when appropriate, reallocates the Fund’s assets among sub-advisors and monitors and evaluates the sub-advisors’ performance. Each of the sub-advisors is responsible for selecting investments for that portion of the Fund’s portfolio allocated to it. As part of the Fund’s multi-manager structure, the Trust has received the Manager of Managers Order.

     The Fund, however, must comply with certain conditions when relying on the Manager of Managers Order. One condition is that the Fund, by providing this Information Statement, inform shareholders of the hiring of any new wholly owned or unaffiliated sub-advisor within ninety (90) days after the hiring.

APPOINTMENT OF THE NEW SUB-ADVISORS TO THE FUND

Why were the New Sub-Advisors appointed?

     K2 Advisors recommended and the Board approved the appointment of the New Sub-Advisors to the Fund to manage a portion of the Fund’s assets using the below strategies:

Name of New Sub-Advisor	Strategy
Apollo	Relative Value
Ellington	Relative Value
Elementum	Relative Value

Has the addition of the New Sub-Advisors increased the Fund’s fees and expenses?

     No. The addition of the New Sub-Advisors to the Fund has had no impact on the investment management fees charged to the Fund or the fees paid by Fund shareholders, because the fees paid by K2 Advisors to the Fund’s sub-advisors are deducted from the fees paid by the Fund to K2 Advisors. The addition of the New Sub-Advisors to the Fund has not materially changed the manner in which the Fund seeks to achieve its investment goal or the level of services that are provided to the Fund.

INFORMATION ABOUT EACH NEW SUB-ADVISOR

Apollo

     Apollo is an SEC-registered investment adviser located at 9 West 57th Street, 43rd Floor, New York, New York 10019. Apollo is a limited liability company. Apollo’s sole member is Apollo Capital Credit Management, L.P. and is indirectly controlled by Apollo Global Management, Inc., a publicly traded company (“Apollo Global”). Apollo Global and its consolidated subsidiaries, including Apollo, has approximately $323 billion in assets under management as of September 30, 2019.

The names and principal occupations of the principal executive officers of Apollo, as of the Record Date, are set forth below. The business address of each person is 9 West 57th Street, 43rd Floor, New York, New York 10019.

Name	Title
James Charles Zelter	President
Anthony Mark Civale	Vice President
John Joseph Suydam	Vice President, Chief Legal Officer
Martin Bernard Kelly	Vice President, Chief Financial
Officer
Cindy Zee Michel	Vice President, Chief Compliance
Officer
Leon David Black	Vice President
Joshua Jordan Harris	Vice President
Marc Jeffrey Rowan	Vice President

Apollo is also an investment adviser to a portion of the Franklin K2 Long Short Credit Fund, which has an investment objective and principal investment strategy similar to the portion of the Fund’s assets managed by Apollo, and for which Apollo receives fees based on an annual percentage of the assets of the fund allocated to Apollo.

Ellington

     Ellington is an SEC-registered investment adviser located at 53 Forest Avenue, Old Greenwich, Connecticut 06870. Ellington is organized as a limited liability company. Ellington’s sole member is Ellington Management Group, L.L.C. (“Ellington Management Group”), which is indirectly owned by Michael William Vranos. Ellington Management Group and its affiliated investment advisory firms, including Ellington, has approximately $8.4 billion in assets under management as of September 30, 2019.

     The names and principal occupations of the principal executive officers and directors of Ellington, as of the Record Date, are set forth below. The business address of each person is 53 Forest Avenue, Old Greenwich, Connecticut 06870.

Name	Title
Olivier Cojot-Goldberg	Vice Chair
Laurence Eric Penn	Vice Chair
Paul Anthony Asaro	Chief Financial Officer, Managing
Director
Michael William Vranos	Chief Executive Officer
John Deno Geanakoplos	Managing Director
Mark Ira Tecotzky	Managing Director, Chief
Investment Officer
David Charles Rice	Chief Compliance Officer
Daniel Reuven Margolis	General Counsel
Bruce Caplain	Chief Accounting Officer
Robert Kinderman	Managing Director

Ellington is also an investment adviser to a portion of the Franklin K2 Long Short Credit Fund, which has an investment objective and principal investment strategy similar to the portion of the

Fund’s assets managed by Ellington, and for which Ellington receives fees based on an annual percentage of the assets of the fund allocated to Ellington.

Elementum

     Elementum is an SEC-registered investment adviser located at 155 North Wacker Drive, Suite 1750, Chicago, Illinois 60606. Elementum is a wholly owned subsidiary of Elementum Holdings, LP. Elementum Holdings, LP is 70% owned by the firm’s principals Anthony A. Rettino and John C. DeCaro – either directly through trusts for which the principals are trustees, or through general partner, Elementum Holdings GP, LLC – and 30% owned by WM Capital Holdings Ltd., a corporate entity of White Mountains Insurance Group Ltd. Elementum has approximately $4.3 billion in assets under management as of November 30, 2019.

The names and principal occupations of the principal executive officers and directors of Elementum, as of the Record Date, are set forth below. The business address of each person is 155 North Wacker Drive, Suite 1750, Chicago, Illinois 60606.

Name	Title
Anthony Augustino Rettino	Founding Principal
John Cecil DeCaro	Founding Principal
Michael M. France	Principal/Chief Financial Officer
Bobbi Overleese Anderson	General Counsel
Reena Jashnani-Slusarz	Managing Director/Deputy General
Counsel/Chief Compliance Officer

MATERIAL TERMS OF THE NEW SUB-ADVISORY AGREEMENTS

     Below is a summary of the material terms of the New Sub-Advisory Agreements. The terms are substantially similar to the terms of other sub-advisory agreements K2 Advisors has with the other unaffiliated sub-advisors for the Fund.

     Services. Subject to the overall policies, direction and review of the Board and to the instructions and supervision of K2 Advisors, each New Sub-Advisor provides certain investment advisory services for a portion of the Fund as agreed upon from time to time by K2 Advisors and the respective New Sub-Advisor, including the formulation and implementation of a continuous investment program for that portion of the Fund’s assets allocated to the New Sub-Advisor by K2 Advisors from time to time (the “Sub-Advised Portion”) and determining in its discretion the securities, cash and other financial instruments to be purchased, retained, sold, or exchanged for the Sub-Advised Portion in a manner consistent with the Fund’s investment strategy.

     Management Fees. K2 Advisors compensates each New Sub-Advisor for providing investment advice and analysis and for managing its respective Sub-Advised Portion. K2 Advisors pays each New Sub-Advisor for its services from the investment management fees it receives from the Fund.

     Payment of Expenses. During the term of the New Sub-Advisory Agreement, the New Sub-Advisor will pay all expenses incurred by it in connection with the activities to be provided by the New Sub-Advisor under the agreement other than the costs of acquiring and disposing financial instruments (including brokerage commissions, if any) for the Sub-Advised Portion. K2 Advisors and the Fund will be responsible for all of their respective expenses. The New Sub-Advisory Agreement between K2 Advisors and Apollo provides that certain expenses incurred by Apollo that relate to the use of outside experts for post-investment decision activities will be reimbursed to Apollo by the Fund.

     Brokerage. In performing the services described above, each New Sub-Advisor shall seek to obtain best execution. Subject to appropriate policies and procedures, each New Sub-Advisor may, to the extent authorized by law and in accordance with the terms of the Fund’s prospectus and statement of additional information and with the New Sub-Advisor’s policies, cause the Fund to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the New Sub-Advisor determines in good faith that the amount of the commission charged was reasonable in relation to the value of brokerage and/or research services provided by such broker.

     Continuance. Each New Sub-Advisory Agreement will remain in effect for two years after its effective date unless earlier terminated. The effective date of the New Sub-Advisory Agreements are October 1, 2019, September 11, 2019, and December 16, 2019 for Apollo, Ellington, and Elementum, respectively. As provided therein, each New Sub-Advisory Agreement is thereafter renewable annually (i) by a vote of the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), provided that in either event the continuance is also approved by a vote of the majority of the Board who are not parties to the New Sub-Advisory Agreement or “interested persons,” as defined in the 1940 Act, of any party to the New Sub-Advisory Agreement or the Fund (“Independent Trustees”), by a vote cast in person at a meeting called for the purpose of voting on such approval.

     Termination. Each New Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to K2 Advisors and the respective New Sub-Advisor, (ii) by K2 Advisors or the respective New Sub-Advisor upon at least sixty (60) days’ written notice to the other party, and (iii) by K2 Advisors or the Fund upon a material breach by the respective New Sub-Advisor of any of the New Sub-Advisor’s obligations or representations under the New Sub-Advisory Agreement if such breach is not corrected by the New Sub-Advisor within a specified number of business days after notice thereof by K2 Advisors or the Fund. The New Sub-Advisory Agreements with Apollo and Elementum also provide that such New Sub-Advisory Agreement may be terminated by the New Sub-Advisor upon a material breach by K2 Advisors (or the Fund, with respect to the Elementum

Sub-Advisory Agreement) of any of K2 Advisors’ obligations or representations (or the Fund’s obligations or representations, with respect to the Elementum Sub-Advisory Agreement) under the respective New Sub-Advisory Agreement if such breach is not corrected within a specified number of business days after notice thereof by the New Sub-Advisor. Each New Sub-Advisory Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act, and upon any termination of the investment management agreement between K2 Advisors and the Fund.

     Standard of Care. Under each New Sub-Advisory Agreement, the New Sub-Advisor and its directors, partners, officers or employees (and, with respect to Apollo, Apollo’s affiliates or their respective partners, officers, trustees, and employees or any person who controls, is controlled by, or is under common control with Apollo) shall not be held liable to K2 Advisors, the Fund, or to any shareholder of the Fund other than as set forth in this paragraph below. Each New Sub-Advisor is required to indemnify and hold harmless the Fund, K2 Advisors and each of its affiliates, officers, directors, trustees, and employees (each, a “Franklin Indemnified Party”) for any losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to (i) the New Sub-Advisor’s material breach of the New Sub-Advisory Agreement, willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties thereunder or (ii) any untrue statement of a material fact (or an omission of such statement) contained in the Prospectus, SAI, Registration Statement, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Sub-Advised Portion or the New Sub-Advisor to the extent that such statement was made in reliance on information furnished to the Fund and K2 Advisors by the New Sub-Advisor or any director, officer, agent or employee of the New Sub-Advisor for use therein, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party in connection with such liability. The New Sub-Advisory Agreements contain similar provisions pursuant to which K2 Advisors is required to indemnify the New Sub-Advisors.

     What factors did the Board consider when approving the New Sub-Advisory Agreements?

Apollo and Ellington Sub-Advisory Agreements

     In approving each New Sub-Advisory Agreement, the Board, including the independent trustees, determined that fees to be paid under each New Sub-Advisory Agreement were fair and reasonable and that approval of each New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. As part of the approval process, the trustees considered the process undertaken and information provided during their consideration and approval on May 22, 2019 of the sub-advisory agreements between K2 Advisors and the New Sub-Advisors with respect to the investment management services they provide to Franklin K2 Long Short Credit Fund.

     In making the foregoing approvals, the independent trustees received assistance and advice from their independent counsel and, in addition to the materials provided at prior meetings, considered various matters related to each New Sub-Advisory Agreement including: (1) the proposed form of New Sub-Advisory Agreement; (2) information describing the nature, quality and extent of services that each New Sub-Advisor would provide to the Fund, and the proposed sub-advisory fees payable to each New Sub-Advisor; (3) a report (written or oral) from K2 Advisors on the diligence conducted on each New Sub-Advisor and the reasons for recommending each New Sub-Advisor for the Fund, including, but not limited to, each New Sub-Advisor’s background, experience, personnel, operations, policies, procedures and compliance functions; and (4) a report (written or oral) from the Trust’s Chief Compliance Officer regarding each New Sub-Advisor’s compliance program and capabilities, including each New Sub-Advisor’s policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Chief Compliance Officer with respect thereto. The Board noted that the terms of each New Sub-Advisory Agreement were substantially similar to the terms of the sub-advisory agreements with the Fund’s existing sub-advisors and to the terms of the sub-advisory agreements each New Sub-Advisor has with respect to the Franklin K2 Long Short Credit Fund.

     The Board’s consideration of whether to approve each New Sub-Advisory Agreement on behalf of the Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by each New Sub-Advisor to the Fund under the respective New Sub-Advisory Agreement; (2) each New Sub-Advisor’s experience as a sub-advisor of Franklin K2 Long Short Credit Fund and a manager of other accounts; (3) each New Sub-Advisor’s strength and reputation within the industry; (4) the fairness of the compensation under each New Sub-Advisory Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of each New Sub-Advisor; (6) profitability matters; (7) reports (written or oral) from K2 Advisors on the diligence conducted on each New Sub-Advisor and the reasons for recommending each New Sub-Advisor as a sub-advisor for the Fund, including, but not limited to, each New Sub-Advisor’s background, experience, personnel, operations, policies, procedures and compliance functions; and (8) a report (written or oral) from the Trust’s Chief Compliance Officer regarding each compliance program and capabilities, including each New Sub-Advisor’s policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Chief Compliance Officer with respect thereto. Particular attention was given to the due diligence and risk management procedures of K2 Advisors with respect to selecting and overseeing sub-advisors of the Fund, as well as each New Sub-Advisor’s risk management program and to derivatives and other complex instruments that are expected to be held by the Fund and how such instruments are expected to be used to pursue the Fund’s investment goals.

     The following discussion relates to certain primary factors relevant to the Board’s decision to approve each New Sub-Advisory Agreement. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services to be provided by each New Sub-Advisor. In this regard, they reviewed the Fund’s investment goal and each New Sub-Advisor’s proposed investment strategy, and each New Sub-Advisor’s ability to implement such investment goal and/or investment strategy, including, but not limited to, each New Sub-Advisor’s trading practices and investment decision processes.

     With respect to the sub-advisory services to be provided by each New Sub-Advisor, the Board noted the responsibilities that each New Sub-Advisor would have with respect to Sub-Advised Portion, including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies, and limitations of the Sub-Advised Portion. The trustees considered the successful performance of each New Sub-Advisor in serving as a sub-advisor for the Franklin K2 Long Short Credit Fund and in managing other investment products with investment strategies similar to the investment strategies of the Sub-Advised Portion of the Fund.

     The trustees reviewed the portfolio management team at each New Sub-Advisor that would be responsible for managing the New Sub-Advised Portion, including the team’s performance, staffing, skills and compensation program. The trustees considered various other products, portfolios and entities that are advised by each New Sub-Advisor, their relative fees and reasons for differences with respect thereto and any potential conflicts. The Board also considered a report (written or oral) from the Trust’s Chief Compliance Officer regarding each Sub-Advisor’s compliance program as such policies relate to the operations of the Fund. The Board considered the selection and due diligence process employed by K2 Advisors in proposing each New Sub-Advisor as a sub-advisor to the Fund, including the due diligence undertaken with respect to each New Sub-Advisor’s compliance capabilities.

     Based on their review, the trustees were satisfied with the nature and quality of the overall services to be provided by each New Sub-Advisor to the Fund and its shareholders and were confident in the abilities of each New Sub-Advisor to implement its proposed investment strategy, and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The Board noted that, as each New Sub-Advisor had not provided any services to the Fund, there was no investment performance of each New Sub-Advisor with respect to the Fund. The Board considered the investment performance of each New Sub-Advisor in serving as a sub-advisor for the Franklin K2 Long Short Credit Fund and in managing other investment products with similar investment strategies to the investment strategies of the Sub-Advised Portion. The Board also considered the performance benchmarks for the Fund and how such benchmarks would be utilized to measure the performance of each New Sub-Advisor in managing the Sub-Advised Portion.

COMPARATIVE EXPENSES AND PROFITABILITY. The Board considered the cost of the services to be provided by each New Sub-Advisor. The Board also noted that it could not evaluate each New Sub-Advisor’s profitability with respect to the Fund since no assets had yet been allocated to each New Sub-Advisor.

     The Board noted that the sub-advisory fees would be paid by K2 Advisors to each New Sub-Advisor and would not be additional fees to be borne by the Fund. The Board also noted that the sub-advisory fees to be paid by K2 Advisors to each New Sub-Advisor were the product of arms-length negotiations between K2 Advisors and each New Sub-Advisor and the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and each New Sub-Advisor in light of the nature, extent and quality of the investment management services expected to be provided by K2 Advisors and each New Sub-Advisor. The trustees considered various other products, portfolios and entities that are advised by each New Sub-Advisor (including Franklin K2 Long Short Credit Fund), and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. The Board considered the extent to which each New Sub-Advisor may derive ancillary benefits from the Fund’s operations.

     With respect to the impact on K2 Advisors’ and its affiliates’ profitability as a result of hiring each New Sub-Advisor as a sub-advisor to the Fund, the Board considered the following: (1) the fee waiver and expense limitation arrangements in effect, and the amount of Fund expenses that were absorbed since the inception of the Fund by K2 Advisors through such arrangements, (2) the sub-advisory fees to be paid to each New Sub-Advisor are the same as the fees charged by all of the Fund’s existing sub-advisors (with the exception of one other sub-advisor), and (3) K2 Advisors’ belief that the hiring of each New Sub-Advisor as a sub-advisor will not have any demonstrable impact on K2 Advisors’ profitability.

     Based upon its consideration of all these factors, the Board determined that the sub-advisory fee structure for each New Sub-Advisor was fair and reasonable.

ECONOMIES OF SCALE. The Board considered economies of scale that may be realized by each New Sub-Advisor as the Fund grows larger and the extent to which such economies of scale may be shared with Fund shareholders, as for example, in the level of the sub-advisory fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect.

Conclusion

     After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the trustees—including a majority of the independent trustees—with the assistance of independent counsel approved each New Sub-Advisory Agreement, including the fees payable thereunder, with each New Sub-Advisor for the Fund.

Elementum Sub-Advisory Agreement

In approving the New Sub-Advisory Agreement, the Board, including the independent trustees, determined that fees to be paid under the New Sub-Advisory Agreement were fair and reasonable and that approval of the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. As part of the approval process, the trustees considered the process undertaken and information provided during their consideration and approval on May 22, 2019 of the investment management agreement between K2 Advisors, and the Trust, on behalf of the Fund, and the sub-advisory agreements between K2 Advisors and each of the Fund’s existing sub-advisors.

At an independent trustees’ meeting held on July 16, 2019 the independent trustees met with representatives of Elementum. In making the foregoing approvals, the independent trustees received assistance and advice from their independent counsel and, in addition to the materials provided at prior meetings, considered various materials related to the New Sub-Advisory Agreement including: (1) a copy of the proposed form of New Sub-Advisory Agreement for Elementum; (2) information describing the nature, quality and extent of services that Elementum would provide to the Fund, and the proposed sub-advisory fees payable to Elementum; (3) a report from K2 Advisors on the diligence conducted on Elementum and the reasons for recommending Elementum as a sub-advisor for the Fund, including, but not limited to, Elementum’s background, experience, personnel, operations, policies, procedures and compliance functions and plans for the integration of such operations, policies, procedures and compliance functions with those of K2 Advisors; and (4) a report from the Fund’s Chief Compliance Officer regarding Elementum’s compliance program and capabilities, including Elementum’s policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Fund’s Chief Compliance Officer with respect thereto. The Board noted that the terms of the New Sub-Advisory Agreement were substantially similar to the terms of the sub-advisory agreements with the Fund’s existing sub-advisors.

The Board’s consideration of whether to approve the New Sub-Advisory Agreement on behalf of the Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by Elementum to the Fund under the New Sub-Advisory Agreement; (2) Elementum’s experience as a manager of other accounts; (3) Elementum’s strength and reputation within the industry; (4) the fairness of the compensation under the New Sub-Advisory Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Elementum; (6) profitability matters; (7) reports from K2 Advisors on the diligence conducted on Elementum and the reasons for recommending Elementum as a sub-advisor for the Fund, including, but not limited to, Elementum’s background, experience, personnel, operations, policies, procedures and compliance functions and plans for the integration of such operations, policies, procedures and compliance functions with those of K2 Advisors; and (8) a report from the Trust’s Chief Compliance Officer regarding Elementum’s compliance program and capabilities, including Elementum’s policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Chief Compliance Officer with respect thereto. Particular attention was given to the due diligence and risk management procedures of K2 Advisors with respect to selecting and overseeing sub-advisors of the Fund, as well as Elementum’s risk management program and to derivatives and other complex instruments that are expected to be held by the Fund and how such instruments are expected to be used to pursue the Fund’s investment goals.

The following discussion relates to certain primary factors relevant to the Board’s decision to approve the New Sub-Advisory Agreement. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services to be provided by Elementum. In this regard, they reviewed the Fund’s investment goal and Elementum’s proposed investment strategy, and Elementum’s ability to implement such investment goal and/or investment strategy, including, but not limited to, Elementum’s trading practices and investment decision processes.

With respect to the sub-advisory services to be provided by Elementum, the Board noted the responsibilities that Elementum would have with respect to the Sub-Advised Portion, including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies, and limitations of the Sub-Advised Portion. The trustees considered the successful performance of Elementum in managing other investment products with investment strategies similar to the investment strategies of the Sub-Advised Portion of the Fund.

The trustees reviewed the portfolio management team at Elementum that would be responsible for managing the Sub-Advised Portion, including the team’s performance, staffing, skills and compensation program. The trustees considered various other products, portfolios and entities that are advised by Elementum, their relative fees and reasons for differences with respect thereto and any potential conflicts. The Board also considered a report from the Trust’s Chief Compliance Officer regarding Elementum’s compliance program as such policies relate to the operations of the Fund. The Board considered the selection and due diligence process employed by K2 Advisors in proposing Elementum as a sub-advisor to the Fund, including the due diligence undertaken with respect to Elementum’s compliance capabilities, and efforts to integrate Elementum’s operations, policies, procedures and compliance functions with those of K2 Advisors.

Based on their review, the trustees were satisfied with the nature and quality of the overall services to be provided by Elementum to the Fund and its shareholders and were confident in the abilities of Elementum to implement its proposed investment strategy, and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The Board noted that, as Elementum had not provided any services to the Fund, there was no investment performance of Elementum with respect to the Fund. The Board considered the investment performance of Elementum in managing other investment products with similar investment strategies to the investment strategies of the Sub-Advised Portion. The Board also considered the performance benchmarks for the Fund and how such benchmarks would be utilized to measure the performance of Elementum in managing the Sub-Advised Portion.

COMPARATIVE EXPENSES AND PROFITABILITY. The Board considered the cost of the services to be provided by Elementum. The Board also noted that it could not evaluate Elementum’s profitability with respect to the Fund since no assets had yet been allocated to Elementum.

The Board noted that the sub-advisory fees would be paid by K2 Advisors to Elementum and would not be additional fees to be borne by the Fund. The Board also noted that the sub-advisory fees to be paid by K2 Advisors to Elementum were the product of arms-length negotiations between K2 Advisors and Elementum and the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and Elementum in light of the nature, extent and quality of the investment management services expected to be provided by K2 Advisors and Elementum. The trustees considered various other products, portfolios and entities that are advised by Elementum and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. The Board considered the extent to which Elementum may derive ancillary benefits from the Fund’s operations.

With respect to the impact on K2 Advisors’ and its affiliates’ profitability as a result of hiring Elementum as a sub-advisor to the Fund, the Board considered the following: (1) the fee waiver and expense limitation arrangements in effect, and the amount of Fund expenses that were absorbed since the inception of the Fund by K2 Advisors through such arrangements, (2) the level of sub-advisory fees to be paid to Elementum, and (3) K2 Advisors’ belief that the hiring of Elementum as a sub-advisor will not have a material impact on K2 Advisors’ profitability with respect to the Fund.

Based upon its consideration of all these factors, the Board determined that the sub-advisory fee structure for Elementum was fair and reasonable.

ECONOMIES OF SCALE. The Board considered economies of scale that may be realized by Elementum as the Fund grows larger and the extent to which such economies of scale may be shared with Fund shareholders, as for example, in the level of the sub-advisory fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the trustees—including a majority of the independent trustees—with the assistance of independent counsel approved the New Sub-Advisory Agreement, including the fees payable thereunder, with Elementum for the Fund.

ADDITIONAL INFORMATION ABOUT THE TRUST

The Investment Manager and Unaffiliated Sub-Advisors

     K2 Advisors currently serves as the Fund’s investment manager pursuant to an investment management agreement dated September 25, 2013, between the Trust, on behalf of the Fund, and K2 Advisors (the “Management Agreement”). The Management Agreement was most recently approved and renewed by the Board, including the Independent Trustees, on May 22, 2019. K2 Advisors’ principal offices are located at 300 Atlantic Street, 12th Floor, Stamford, Connecticut 06901. Together, K2 Advisors and its affiliates manage, as of November 30, 2019 over $691.3 billion in assets. K2 Advisors has been in the investment management business since 1994. K2 Advisors is a majority owned subsidiary of Franklin Resources, Inc. (“Resources”). Resources is a publicly owned holding company with its principal offices located at One Franklin Parkway, San Mateo, California 94403-1906. The principal stockholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr., who owned approximately 20.9% and 21.0%, respectively, of its outstanding shares as of October 31, 2019. The shares deemed to be beneficially owned by Charles B. Johnson include certain shares held by three private charitable foundations for which he is a trustee, of which he disclaims beneficial ownership. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation for which he is a trustee or by his spouse, of which he disclaims beneficial ownership.

     The Trustees who are interested persons of K2 Advisors or its affiliates and certain officers of the Trust who are shareholders of Resources are not compensated by the Trust or the Fund for their services, but may receive indirect remuneration due to their participation in management, advisory and other fees received by K2 Advisors and its affiliates from the Fund.

     The Trust employs K2 Advisors to manage the investment and reinvestment of the Fund’s assets, to administer its affairs and to provide or procure, as applicable, administrative and other services, subject to the oversight of the Board. Under the Management Agreement, K2 Advisors has the authority to supervise and direct the Fund’s investments and has the discretion to determine from time to time what securities and other investments will be purchased or sold by the Fund and what portion of its assets will be invested or held uninvested as cash. K2 Advisors also may place orders with or through such brokers, dealers or futures commissions merchants as it may select. In addition, K2 Advisors has the authority and discretion to delegate its investment management responsibilities through the appointment of one or more sub-advisors. In allocating the Fund’s assets, K2 Advisors has discretion to not allocate any assets to one or more sub-advisors at any time.

     The Fund pays K2 Advisors a fee equal to an annual rate of 1.90% of the value of its net assets for managing the Fund’s assets, including investment advisory services and Fund administration services. The fee is calculated daily and paid monthly according to the terms of the Management Agreement. Each class of the Fund’s shares pays its proportionate share of the fee. K2 Advisors has contractually agreed to waive the investment management fee it receives from the Fund in an amount equal to the investment management fee it was paid by a Cayman Islands-based company that is wholly owned by the Fund (the “Subsidiary”). This waiver may not be terminated and will remain in effect for as long as K2 Advisors’ contract with the Subsidiary is in place. In addition, K2 Advisors has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that expenses (excluding Rule 12b-1 fees; acquired fund fees; expenses related to securities sold short; and certain non-routine expenses or costs (including those relating to litigation, indemnification, reorganizations and liquidations)) for each class of the Fund other than Class R6 do not exceed (and could be less than) 1.95%, and for Class R6 do not exceed 1.87%, until September 30, 2020. Under this fee and expense waiver, fees and expenses of the Fund (including management and custody fees) will be waived equally among all classes and transfer agency fees will be waived equally among all classes, except with respect to Class R6, for which its class-specific transfer agency fees may be waived in a different amount. The investment management fees, as a percentage of the Fund’s net assets, before and after such waiver for the fiscal year ended May 31, 2019 were 1.90% and 1.75%, respectively. For the fiscal year ended May 31, 2019, the aggregate amount of the investment management fees paid by the Fund to K2 Advisors was $20,633,751 (after fee waivers). Investment management fees before waivers totaled $22,528,344.

     K2 Advisors compensates each sub-advisor for providing investment advice and analysis and for managing its respective portion of the assets allocated to it from time to time. K2 Advisors pays each of the sub-advisors for their services from the investment management fees it receives from the Fund. K2 Advisors pays the sub-advisors a fee, in the aggregate, equal to the annual rate of 0.96%. For the last fiscal year ended May 31, 2019, the aggregate amount of sub-advisory fees paid by K2 Advisors to the sub-advisors was $11,016,914.

     The Fund’s current sub-advisors, not including the New Sub-Advisors, and their associated strategies are listed below.

Name of Sub-Advisor	Strategy
Chilton Investment Company, LLC	Long Short Equity
Impala Asset Management, LLC	Long Short Equity
Jennison Associates, LLC	Long Short Equity
Portland Hill Asset Management Limited	Long Short Equity
Wellington Management Company, LLP	Long Short Equity
Chatham Asset Management, LLC	Relative Value
Lazard Asset Management, LLC	Relative Value
Loomis Sayles & Company, L.P.	Relative Value
Bardin Hill Arbitrage IC Management LP	Event Driven
P. Schoenfeld Asset Management L.P.	Event Driven
EMSO Asset Management Limited	Global Macro
Graham Capital Management, L.P.	Global Macro

Grantham, Mayo, Van Otterloo & Co. LLC	Global Macro
H2O AM LLP	Global Macro

     In order to gain exposure to commodities, the Fund has established the Subsidiary to invest in commodity-linked derivatives, including swaps, certain commodity-linked notes, options, futures and options on futures. The Fund must meet certain requirements under the Internal Revenue Code for favorable tax treatment as a regulated investment company, relating to sources of its income and diversification of its assets. The Fund intends to treat the income from its investment in the Subsidiary as qualifying income realized in connection with its investment in the stock of the Subsidiary. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority which may, in turn, affect the Fund’s investment in the Subsidiary.

The Administrator

     The administrator for the Fund is Franklin Templeton Services, LLC (“FT Services”), with offices at One Franklin Parkway, San Mateo, California 94403-1906. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of K2 Advisors. The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, New York 10286, has an agreement with FT Services to provide certain sub-administrative services and facilities for the Fund. The administrative services The Bank of New York Mellon provides include, but are not limited to, certain fund accounting, financial reporting, tax, treasury and compliance services.

The Principal Underwriter

     The principal underwriter for the Fund is Franklin Templeton Distributors, Inc. (“Distributors”), One Franklin Parkway, San Mateo, California 94403-1906. As principal underwriter, Distributors receives underwriting commissions and 12b-1 fees pursuant to separate Rule 12b-1 plans adopted by the Board for the Fund, which fees are used for, among other things, service fees paid to securities dealers, advertising expenses and the costs of printing sales material and prospectuses.

The Transfer Agent

     The transfer agent and shareholder servicing agent for the Fund is Franklin Templeton Investor Services, LLC, located at 3344 Quality Drive, Rancho Cordova, California 95670-7313.

Other Matters

     The Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a copy, please call (800) DIAL BEN/ (800) 342-5236 or send a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Principal Shareholders

     The outstanding shares and classes of the Fund as of December 27, 2019 are set forth in Exhibit A.

     From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class of the Fund. To the knowledge of the Fund’s management, as of December 27, 2019, there were no other entities, except as set forth in Exhibit A, owning beneficially more than 5% of the outstanding shares of any class of the Fund.

     In addition, to the knowledge of the Trust’s management, as of December 27, 2019, no Trustee of the Trust owned 1% or more of the outstanding shares of any class of the Fund. The Trustees and officers, as a group, of the Trust owned less than 1% of the outstanding shares of each class of shares of the Fund.

Contacting the Board

     If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Trust’s offices, One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

EXHIBIT A

OUTSTANDING SHARES OF THE FRANKLIN K2 ALTERNATIVE STRATEGIES

FUND AS OF DECEMBER 27, 2019

Franklin K2 Alternative Strategies Fund	Outstanding Shares
Class A Shares	9,052,966.656
Class C Shares	3,651,609.305
Class R Shares	83,193.566
Class R6 Shares	3,623,387.983
Advisor Class Shares	93,014,126.124
Total	109,425,283.634

5% SHAREHOLDERS

Entities Owning Beneficially more than Five Percent (5%) of the Outstanding Shares of any Class of Franklin K2 Alternative Strategies Fund as of December 27, 2019

		Share	Percentage
Class	Name and Address of Account	Amount	of Class (%)

Class A Shares	Morgan Stanley Smith Barney LLC*	934,821.71	10.33
	1 New York Plaza FL 12
	New York, NY 10004-1901

	Pershing LLC*	1,256,795.497	13.88
	1 Pershing Plaza
	Jersey City, NJ 07399-0001

	National Financial Services LLC*	1,077,097.531	11.90
	Attn: Mutual Fund Department 4th Fl.
	499 Washington Boulevard
	Jersey City, NJ 07310-1995

	LPL Financial*	457,644.898	5.06
	Attn: Mutual Fund Trading
	4707 Executive Drive
	San Diego, CA 92121-3091

	WFCS LLC*	1,082,485.226	11.96
	2801 Market Street
	Saint Louis, MO 63103-2523

		Share	Percentage
Class	Name and Address of Account	Amount	of Class (%)

	American Enterprise Investment SVC*	507,193.942	5.60
	707 2nd Avenue South
	Minneapolis, MN 55402-2405

	Charles Schwab & Co Inc.*	602,976.843	6.66
	Attn: Mutual Funds
	211 Main Street
	San Francisco, CA 94105-1905

	Merrill Lynch Pierce Fenner & Smith*	511,965.605	5.66
	Attn: Fund Administration/97BR0
	4800 Deer Lake Drive East, Fl 2
	Jacksonville, FL 32246-6484

Class C Shares	Morgan Stanley Smith Barney LLC*	435,113.326	11.92
	1 New York Plaza FL 12
	New York, NY 10004-1901

	Pershing LLC*	613,792.109	16.81
	1 Pershing Plaza
	Jersey City, NJ 07399-0001

	WFCS LLC*	439,813.381	12.04
	2801 Market Street
	Saint Louis, MO 63103-2523

	Merrill Lynch Pierce Fenner & Smith*	419,261.127	11.48
	Attn: Fund Administration/97BR0
	4800 Deer Lake Drive East, Fl 2
	Jacksonville, FL 32246-6484

	Raymond James*	336,797.313	9.22
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg, FL 33716-1102

Class R Shares	Mid Atlantic Trust Company FBO	8,811.336	10.59
	Infectious Diseases Associates 401k
	1251 Waterfront Place, Suite 525
	Pittsburgh, PA 15222

	Robert D Hogle	9,384.899	11.28
	And Kenneth B Hogle Trste
	Hogle Farms Defined Ben Pln
	28818 East Avenue
	Conrad, IA 50621-8102

	DCGT*	9,643.749	11.59
	as Trustee and/or Custodian
	Attn: NPIO Trade Desk

		Share	Percentage
Class	Name and Address of Account	Amount	of Class (%)

	711 High Street
	Des Moines, IA 50303

	Pershing LLC*	6,425.614	7.72
	1 Pershing Plaza
	Jersey City, NJ 07399-0001

	Michael Stufflebeam Trste	7,666.179	9.21
	Smiles In Motion PC Defined Ben Pln
	207 East Church Street, Suite 3
	Marshalltown, IA 50158-2972

	FTIOS Cust For Beneficiary Rollover IRA*	7,251.118	8.71
	P.O. Box 997151
	Sacramento, CA 95899-7151

	National Financial Services LLC*	24,845.035	29.86
	Attn: Mutual Fund Department 4th Fl.
	499 Washington Boulevard
	Jersey City, NJ 07310-1995

Class R6 Shares	DCGT*	466,496.866	12.87
	as Trustee and/or Custodian
	Attn: NPIO Trade Desk
	711 High Street
	Des Moines, IA 50303

	National Financial Services LLC*	2,402,120.656	66.29
	Attn: Mutual Fund Department 4th Fl.
	499 Washington Boulevard
	Jersey City, NJ 07310-1995

Advisor Class	Morgan Stanley Smith Barney LLC*	4,689,713.829	5.04
Shares	1 New York Plaza FL 12
	New York, NY 10004-1901

	National Financial Services LLC*	10,565,291.437	11.36
	Attn: Mutual Fund Department 4th Fl.
	499 Washington Boulevard
	Jersey City, NJ 07310-1995

	Charles Schwab & Co Inc.*	8,334,619.823	8.96
	Attn: Mutual Funds
	211 Main Street
	San Francisco, CA 94105-1905

	Dengel Company	13,988,014.419	15.04
	c/o Fiduciary Trust Co Int L
	P.O. Box 3199
	Church Street Station
	New York, NY 10008-3199

		Share	Percentage
Class	Name and Address of Account	Amount	of Class (%)

	WFCS LLC*	9,081,301.436	9.76
	2801 Market Street
	Saint Louis, MO 63103-2523

	UBS WM USA*	10,111,825.32	10.87
	1000 Harbor Boulevard
	Weehawken, NJ 07086-6761

	Merrill Lynch Pierce Fenner & Smith*	10,484,331.278	11.27
	Attn: Fund Administration/97BR0
	4800 Deer Lake Drive East, Fl 2
	Jacksonville, FL 32246-6484

*For the benefit of its customer(s).

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